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                                                                   EXHIBIT 10.35

                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT

          THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT (this "Agreement") is made on the 20th day of October, 1999, by and between Stamps.com Inc., a Delaware corporation (the "Company") and America Online, Inc., a Delaware corporation (the "Investor").

          WHEREAS, the Company and the Investor desire to enter into certain strategic relationships;

          WHEREAS, as an incentive to enter into these strategic relationships, the Company desires to issue and sell, and the Investor desires to purchase, shares of the Company's Common Stock (the "Common Stock") and a warrant in the form attached hereto as Exhibit A (the "Warrant") in accordance with the terms
                        ---------
and conditions set forth herein; and

          NOW, THEREFORE, the parties hereby agree as follows:

     1.   Purchase and Sale of Stock.
          --------------------------

          1.1  Sale and Issuance of Common Stock at First Closing. On the terms
               --------------------------------------------------
and subject to the conditions of this Agreement, the Investor agrees to purchase and the Company agrees to sell and issue to Investor, at the First Closing (as provided in Section 1.3):

               (a) One Hundred Seventy Eight Thousand Six Hundred Thirty Five (178,635) shares of Common Stock at the First Closing (as defined in Section 1.2) for a per share purchase price equal to $33.588 (the "First Closing Purchase Price"); and

               (b) A Warrant to purchase shares of Common Stock, at the exercise price and otherwise on the terms set forth therein.

          1.2  Subsequent Purchase.  In the event that the Company consummates a
               -------------------
Qualified Equity Financing (as hereinafter defined) within six (6) months of the date of this Agreement, then, on the terms and subject to the conditions of this Agreement, the Investor agrees to purchase and the Company agrees to sell and issue to the Investor, concurrently with the closing of the Qualified Equity Financing, shares of Common Stock equal to the quotient of (A) $5,000,000 divided by (B) the Second Closing Purchase Price (as hereinafter defined). As used herein, the "Second Closing Purchase Price" shall mean the lesser of (A) the First Closing Purchase Price and (B) the gross price per share of the Company's Common Stock offered in the Qualified Equity Financing, unless the Qualified Equity Financing is an underwritten public offering, in which case the price per share hereunder shall be the price per share of Common Stock to the public (net of underwriting discounts and commissions).

          1.3  Closings.
               --------

               (a) The purchase and sale of the Common Stock and the Warrant at the First Closing shall take place at the offices of the Company on the date of this Agreement, or

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at such other time and place as the Company and the Investor mutually agree
(which time and place are designated as the "First Closing").

               (b) The purchase and sale of the Common Stock at the Second Closing, if any, shall take place at the offices of the Company on the date and at the time of closing of the Qualified Equity Financing, or at such other time and place as the Company and the Investor mutually agree (which time and place are designated as the "Second Closing"; each of the First Closing and Second Closing shall be referred to as a "Closing"). As used herein, a "Qualified Equity Financing" shall mean any equity financing in which the Company receives aggregate net cash proceeds (net of any discounts, commissions and transaction expenses) in an amount equal to $75,000,000 (exclusive of any amounts invested by the Investor under this Agreement).

               (c) At each of the First and Second Closing, the Company shall deliver to the Investor a certificate representing the Common Stock that the Investor is purchasing and, at the First Closing, the Warrant, in each case against payment of the purchase price therefor by check, wire transfer, or any combination thereof.

     2.   Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to the Investor that:

          2.1  Organization, Good Standing and Qualification.  The Company is a
               ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own or lease and to operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Agreement and the Warrant and carry out the provisions hereof and thereof. The Company is duly qualified to transact business and is in good standing in the State of California and in each other jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

          2.2  Authorization.  All corporate action on the part of the Company,
               -------------
its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Warrant, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance, sale and delivery of the Common Stock and the Warrant being sold hereunder and the authorization, reservation, sale and delivery of the shares of Common Stock issuable upon the Second Closing (if any) and upon the exercise or exchange of the Warrant has been taken. This Agreement and the Warrant have been duly executed and delivered by the Company and each constitutes a valid and legally binding obligation of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

          2.3  Valid Issuance of Common Stock.
               ------------------------------

               (a) The Common Stock that is being or may be purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms of this

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Agreement for the consideration set forth herein, will be duly authorized and duly and validly issued, fully paid and nonassessable and will be free and clear of all claims, liens and charges of the Company and free of restrictions on transfer, other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

               (b) The Common Stock issuable upon exercise of the Warrant, when issued, sold and delivered in accordance with the terms of the Warrant for the consideration set forth therein, will be duly authorized and duly and validly issued, fully paid and nonassessable and will be free and clear of all claims, liens and charges of the Company and free of restrictions on transfer, other than restrictions on transfer under the Warrant and under applicable state and federal securities laws.

               (c) The issuance of Common Stock under this Agreement or upon exercise or exchange of the Warrant will not give rise to any preemptive rights, rights of first refusal or offer or similar rights in favor of any person (whether conferred by statute, under contract or otherwise).

          2.4  Consents and Approvals.  The Company has made, filed, given or
               ----------------------
obtained (a) all consents, approvals or authorizations of, expiration or termination of any waiting period requirements of, or filings, registrations, qualifications, declarations or designations with or by any governmental or political subdivision or department thereof, any governmental regulatory body, commission, board, bureau, agency or instrumentality, or any court or arbitrator or alternative dispute resolution body, in each case whether domestic or foreign, federal, state or local ("Governmental Authority") that are required to be made, filed, given or obtained by the Company or controlling persons with, to or from any Governmental Authority in connection with this Agreement and the Warrant and (b) all consents, approvals and waivers required to be given by, or obtained from, any person or entity to or by the Company in connection with the consummation of the Agreement and the Warrant.

          2.5  Capitalization.  As of September 30, 1999, the authorized capital
               --------------
stock of the Company consisted of shares of capital stock divided into two classes or series as follows: (i) 95,000,000 shares of Common Stock, of which 34,816,859 shares were outstanding on such date and (ii) 5,000,000 shares of Preferred Stock, of which none were outstanding on such date. The Common Stock has been designated and listed on the Nasdaq National Market. All shares of the Company's capital stock outstanding on the date hereof have been duly authorized and are duly and validly issued, fully paid and nonassessable, free from any liens created by the Company with respect to the issuance and delivery thereof, and not subject to preemptive rights, rights of first refusal or offer or any similar rights (whether conferred by statute, under contract or otherwise). As of September 30, 1999, there are outstanding options to purchase 6,378,864 shares of Common Stock and warrants to purchase 7,050 shares of Common Stock.

          2.6  SEC Documents; the Company Financial Statements.
               -----------------------------------------------

               (a) The Company has timely filed with the Securities and Exchange Commission (the "SEC") all SEC Documents (as hereinafter defined) during the period from June 30, 1999 to the date hereof required to be filed by it pursuant to the Federal securities laws and the SEC rules and regulations promulgated thereunder. The SEC Documents filed by the

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Company since June 30, 1999 were prepared in accordance with, and as of their respective filing dates complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC thereunder, as the case may be, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent such SEC Documents are corrected, updated or superseded by a document subsequently filed with the SEC. "SEC Documents" means each report, schedule, form, statement or other document filed with the SEC by the Company pursuant to
Section 12 or 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act") or pursuant to the Act (as defined below).

               (b) The financial statements of the Company, including the notes thereto, included in the SEC Documents (the "Company Financial Statements") comply in all material respects as to form with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto and have been prepared in accordance with United States generally accepted accounting principles ("GAAP") consistently applied during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q under the Exchange Act) and present fairly the financial position of the Company at the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited financial statements, to normal year-end adjustments). There has been no change in the Company's accounting policies except as described in the notes to the Company Financial Statements.

               (c) Except as reflected or reserved against in the Company Financial Statements, the Company has no material liabilities or other obligations, except for liabilities and obligations (i) incurred in the ordinary course of business since the date of the most recent Company Financial Statements or (ii) that would not be required to be reflected or reserved against in the balance sheet of the Company prepared in accordance with GAAP.

               (d) As of the date hereof, the Company has not received notice of any pending investigation of the Company by the SEC.

          2.7  No Conflicts.
               ------------

               (a) The execution and delivery by the Company of this Agreement and the Warrant does not, and the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated hereby do not and will not:

                    (i) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or bylaws of the Company;

                    (ii) conflict with or result in a material violation or material breach of any law, statute, rule, regulation, order, injunction or decree applicable to the Company or its assets or properties;

                    (iii) except as would not (A) have a material adverse effect on the business or condition of the Company, (B) prevent or impair the ability of the Company to perform any of its obligations under this Agreement or under the Warrant and (C) delay, impair

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or prevent the consummation of any of the transactions contemplated by this
Agreement or by the Warrant (1) conflict with or result in a violation or breach of, (2) constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, (3) require the Company to obtain any consent, approval or action of, make any filing with or give any notice to any person as a result of the terms of, (4) result in or give to any person any right of termination, cancellation, acceleration or modification in or with respect to, (5) result in or give to any person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments or performance under, (6) result in the creation or imposition of (or the obligation to create or impose) any lien upon the Company or any of its assets or properties or (7) result in the loss of a material benefit under, any of the terms, conditions or provisions of any contract or license to which the Company is a party or by which any of its assets and properties are bound, except for consents, approvals or actions of third parties that have been obtained.

               (b) The Company is not in violation of any term of its certificate of incorporation or bylaws.

          2.8  Absence of Certain Changes or Events.  Since June 30, 1999
               ------------------------------------
("Company Balance Sheet Date"), the Company has conducted its business in the ordinary course in a manner consistent with past practice and there has not occurred: (i) any declaration, setting aside, or payment of a dividend or other distribution with respect to the shares of the Company, or any direct or indirect redemption, purchase or other acquisition by the Company of any of its shares of capital stock; (ii) any material amendment or change to the Company's certificate of incorporation or bylaws; (iii) any split, combination or reclassification of the Common Stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of Common Stock; (iv) any damage, destruction or loss of property, whether or not covered by insurance, that has or is reasonably likely to have a material adverse effect on the Company; (v) any material change in accounting methods, principles or practices by the Company, except insofar as may have been required by a change in generally accepted accounting principles; or (vi) any negotiation or agreement by the Company to do any of the things described in the preceding clauses (i) through (iii) and (v).

          2.9  Compliance with Laws.  The Company has complied with, is not in
               --------------------
violation of, and has not received any notices of violation with respect to, any federal, state, local or foreign statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business, except for such violations or failures to comply which would neither reasonably be expected to have a material adverse effect on the Company nor prevent or impair the ability of the Company to perform any of its obligations under this Agreement or under the Warrant and delay, impair or prevent the consummation of any transactions contemplated by this Agreement or by the Warrant.

          2.10 Actions, Suits or Proceedings.  Except as otherwise described in
               -----------------------------
the Company's SEC Documents, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its property is pending, or to the best knowledge of the Company, threatened that could (i) have a material adverse effect on the Company, (ii) prevent or impair the ability of the Company to perform any of its obligations under this Agreement or under the Warrant, or (iii) delay, prevent or impair the consummation of any of the transactions contemplated by this Agreement or by the Warrant.

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          2.11 Intellectual Property Rights.  Except as otherwise described in
               ----------------------------
the Company's SEC Documents: (a) the Company owns or possesses adequate rights to use all patents, patent rights or licenses, inventions, collaborative research agreements, trade secrets, know-how, trademarks, service marks, trade names and copyrights which are necessary to conduct its businesses as currently conducted; (b) the expiration of any patents, patent rights, trade secrets, trademarks, service marks, trade names or copyrights would not reasonably be expected to result in a material adverse effect on the Company; (c) the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights; and (d) the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect on the Company. Except as otherwise disclosed in the Company's SEC Documents, there is no claim being made or, to the knowledge of the Company, threatened to be made, against the Company regarding patents, patent rights or licenses, inventions, collaborative research, trade secrets, know-how, trademarks, service marks, trade names or copyrights. Except as otherwise disclosed in the Company's SEC Documents, the Company, to its knowledge, does not in the current conduct of its business infringe or conflict with any right or patent of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party, known to the Company, which such infringement or conflict is reasonably likely to result in a material adverse effect on the Company.

          2.12 Year 2000 Preparedness.  There are no issues related to the
               ----------------------
Company's preparedness for the Year 2000 that (a) are of a character required to be described or referred to in the Company's SEC Documents which have not been accurately described in the Company's SEC Documents or (b) would reasonably be expected to result in any material adverse effect on the Company, or that would reasonably be expected to materially affect its assets or properties. To the Company's knowledge, all internal computer systems and each Constituent Component of those systems and all computer-related products and each Constituent Component of those products of the Company fully comply with Year 2000 Qualification Requirements. "Year 2000 Qualification Requirements" means that the internal computer systems and each Constituent Component of those systems and all computer-related products and each Constituent Component of those products of the Company (i) have been reviewed to confirm that they store, process (including sorting and performing mathematical operations, calculations and computations), input and output data containing date and information correctly regardless of whether the date contains dates and times before, on or after January 1, 2000, (ii) have been designated to ensure date and time entry recognition and calculations, and date data interface values that reflect the century, (iii) accurately manage and manipulate data involving dates and times, including single century formulas and multi-century formulas, and will not cause an abnormal ending scenario within the application or generate incorrect values or invalid results involving such dates, (iv) accurately process any date rollover and (v) accept and respond to two-digit year date input in a manner that resolves any ambiguities as to the century. "Constituent Component" means all software (including operating systems, programs, packages and utilities), firmware, hardware, networking components, and peripherals provided as part of the configuration. The Company has inquired of material vendors as to their preparedness for the Year 2000 and has disclosed in

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the Company's SEC Documents any issues that would reasonably be expected to result in a material adverse effect on the Company.

          2.13 Offering.  Subject in part to the truth and accuracy of each of
               --------
Investor's representations and warranties set forth in Section 3 of this Agreement, the offer, sale and issuance of the Common Stock and the Warrant as contemplated by this Agreement and the shares of Common Stock issuable upon exercise or exchange of the Warrant are and will be exempt from the registration requirements of the Securities Act and any applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

          2.14 Disclosure.  No representation or warranty contained in this
               ----------
Agreement and the exhibits attached hereto, in the Warrant or any certificate furnished or to be furnished to the Investor at a Closing contains any untrue statement or a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

     3.   Representations and Warranties of the Investor.  The Investor hereby
          ----------------------------------------------
represents and warrants that:

          3.1  Authorization.  The Investor has full power and authority to
               -------------
enter into this Agreement and such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

          3.2  Purchase Entirely for Own Account.  This Agreement is made with
               ---------------------------------
the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Common Stock and the Warrant to be received by the Investor will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to the person or to any third person, with respect to any of the Common Stock.

          3.3  Accredited Investor.  The Investor is an "accredited investor"
               -------------------
within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

          3.4  Restricted Securities.  The Investor understands that the Common
               ---------------------
Stock and the Warrant it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Common Stock or Warrant may be resold without registration under the Securities Act of 1933, as

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amended (the "Act") only in certain limited circumstances. In the absence of an effective registration statement covering the Common Stock or Warrant or an available exemption from registration under the Act, the Common Stock and the Warrant must be held indefinitely. In this regard, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          3.5  Further Limitations on Disposition.  Without in any way limiting
               ----------------------------------
the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Common Stock or of the Warrant unless
(i) such transferee is an affiliate of Investor (an "Affiliate") or (ii) the transferee has agreed in writing for the benefit of the Company to be bound by this Agreement and/or the Warrant (as the case may be), and:

               (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

               (b) The Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made (i) pursuant to Rule 144 or (ii) to Affiliates.

          3.6  Hedging Activities.  Anything contained herein to the contrary
               ------------------
notwithstanding, nothing in this Section 3 or any Exhibit attached to this Agreement or to the Warrant will be deemed to prohibit Investor from engaging in hedging activities relating to its ownership or prospective ownership of any Common Stock.

          3.7  Legends.  It is understood that the certificates evidencing the
               -------
shares of Common Stock or the Warrant may bear the following legends:

               (a) THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, (THE "ACT"), OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT.

               (b)  Any legend required under applicable state securities laws.

          3.8  Consents and Approvals.  Investor has made, filed, given or
               ----------------------
obtained all consents, approvals or authorizations of, expiration or termination of any waiting period requirements of, or filings, registrations, qualifications, declarations or designations with or by any Governmental Authority that are required to be made, filed, given or obtained by Investor or

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controlling persons with, to or from any Governmental Authority in connection with this Agreement and the Warrant.

     4.   California Commissioner of Corporations.
          ---------------------------------------

          4.1  Corporate Securities Law.  THE SALE OF THE SECURITIES THAT ARE
               ------------------------
THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     5.   Registration Rights; Market Stand-Off.
          -------------------------------------

          (a) If at any time after March 31, 2000 (but without any obligation to do so), (1) the Company proposes to register any of its stock under the Securities Act in connection with the public offering of such securities solely for cash or (2) the Company is requested to register any of its stock under the Act in accordance with the terms of Section 1.2 (a "Demand Registration") of that certain Amended and Restated Investors' Rights Agreement dated February 17, 1999 (the "Rights Agreement"), the Company shall promptly (in the case of a Demand Registration, within 10 days of receipt by the Company of a request for registration), give the Investor written notice of such registration, and upon the written request of the Investor the Company shall use its reasonable best efforts to cause the Registrable Securities (as defined in Section 1 of Exhibit B hereto) as to which registration shall have been requested by the Investor to be included in the securities to be covered by the registration statement proposed to be filed by the Company; provided, however, that the Investor or its assignees may include securities in Demand Registration only to the extent that the inclusion the Investors' (or its assignees') securities will not reduce the amount of securities requested to be included in a registration under Section
1.2 of the Rights Agreement. Such registration rights shall be governed by the terms set forth at Exhibit B hereto, which are hereby incorporated herein by
                   ---------
reference and made a part hereof as if set forth herein in their entirety. Notwithstanding the foregoing, the obligations described in this section shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

          (b) At any time following the first anniversary of this Agreement, the Investor may request that the Company register all Registrable Securities (as defined in Exhibit B hereto) then held by Investor on Form S-1 or Form S-3 (if available) or similar forms which may be promulgated in the future; provided, however, that the Company shall not be obligated to effect any such
--------  -------
registration, qualification or compliance, pursuant to this Section 5(b): (i) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be

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seriously detrimental to the Company and its stockholders for such registration to be effected at such time, in which event the Company shall have the right to defer the filing of the registration statement for a period of not more than 90 days after receipt of the request of the Investor under this Section 5(a); provided, however, that the Company shall not utilize this right more than once
--------  -------
in any twelve month period; (ii) if the Company has, within the twelve (12) month period preceding the date of such request, already effected an aggregate of two (2) demand registrations under this Agreement and the Rights Agreement combined; provided that, the Investor shall have been afforded the opportunity
          --------
to participate as a seller on a "piggyback" or demand basis, as the case may be, in such registration to the full extent of its requests to so participate, without "cut-back" or other reduction in the number of shares so requested for inclusion in such registrations; (iii) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (iv) during the period ending one hundred twenty (120) days after the effective date of a registration statement subject to Section 1.2 of the Rights Agreement. The foregoing registration rights shall be governed by the terms set forth at Exhibit B hereto, which are hereby incorporated herein by
                   ---------
reference and made a part hereof as if set forth herein in their entirety.

          (c) Investor agrees to be bound by the market stand-off provisions set forth in Section 2 of Exhibit B hereto, on the terms and subject to the
                          ---------
conditions set forth therein; provided, however, that if the Company is in
                              --------  -------
default under or material breach of the Interactive Marketing and Distribution Agreement dated as of October 15, 1999 (the "Marketing Agreement"), between the Investor and the Company, then the market stand-off provisions shall cease and terminate and be of no further force and effect concurrently with the occurrence of such breach or default.

     6.   Conditions of Investor's Obligations at Closing.  The obligations of
          -----------------------------------------------
the Investor under subsection 1.1 of this Agreement are subject to the fulfillment on or before a Closing of each of the following conditions:

          6.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Company contained in Section 2 shall be true and correct on and as of a Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

          6.2  Performance.  The Company shall have performed and complied
               -----------
with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          6.3  Qualifications.  All authorizations, approvals or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Common Stock and the Warrant pursuant to this Agreement shall be duly obtained and effective as of a Closing.

          6.4  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at a Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

          6.5  Qualified Equity Financing.  With respect to the Second Closing
               --------------------------
only, he Qualified Equity Financing shall have been consummated.

          6.6  Marketing Agreement.  The Marketing Agreement shall be in full
               -------------------
force and effect and the Company shall not be in material breach thereof or default thereunder.

          6.7  Officer's Certificates.  The Company shall have delivered to the
               ----------------------
the Investor a certificate (the "Officer's Certificate"), dated as of the First Closing or the Second Closing, as the case may be, and executed by (a) its President and Chief Executive Officer or Chief Financial Officer confirming the satisfaction of the conditions specified in Sections 6.1 and 6.2 and (b) its Secretary or Assistant Secretary certifying as to (i) the incumbency of any officer(s) signing this Agreement and the Warrant and any other agreements, instruments or documents executed and delivered by the Company at the Closing,
(ii) the Company's charter documents and bylaws, (iii) all corporate resolutions or actions authorizing the execution, delivery or performance of the Agreement and the Warrant and any other agreements, instruments or documents executed and delivered by the Company at the Closing and (iv) the information provided in
Section 2.5 but updated to the date of the Company's most recently completed fiscal month.

          6.8  Certificates and Warrants.  A certificate duly executed and in
               -------------------------
proper form and registered in the name of the Investor evidencing the shares of Common Stock being acquired at the First Closing or the Second Closing (as the case may be), and the Warrant (in the case of the First Closing) shall have been delivered to the Investor.

          6.9  No Injunction.  There shall exist no pending or threatened
               -------------
injunction or order of any Governmental Authority prohibiting, enjoining or otherwise restraining the consummation of the transactions contemplated hereby or the performance of any party's obligations hereunder or under any other agreement to be entered into by the parties in connection with the execution, delivery and performance of this Agreement and the Warrant and the consummation of the transactions contemplated hereby and thereby.

          6.10 Opinion of Counsel.  Investor shall have received an opinion,
               ------------------
dated as of the First Closing or Second Closing, as the case may be, of counsel to the Company, in form and substance reasonably satisfactory to the Investor, as to the matters identified in Sections 2.1, 2.2, 2.3, 2.4, 2.5, 2.7 and 2.13.

     7.   Conditions of the Company's Obligations at Closing.  The obligations
          --------------------------------------------------
of the Company to the Investor under this Agreement are subject to the fulfillment on or before a Closing of each of the following conditions by the
Investor:

          7.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Investor contained in Section 3 shall be true and correct on and as of a Closing with the same effect as though such representations and warranties had been made on and as of a Closing.

          7.2  Payment of Purchase Price.  The Investor shall have delivered the
               -------------------------
purchase price specified in Section 1.1, and the Investor shall have acquired and paid for at the shares of Common Stock to be purchased hereunder.

          7.3  Qualifications.  All authorizations, approvals or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Common Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

          7.4  No Injunction.  There shall exist no pending or threatened
               -------------
injunction or order of any Governmental Authority prohibiting, enjoining or otherwise restraining the consummation of the transactions contemplated hereby or the performance of any party's obligations hereunder or under any other agreement to be entered into by the parties in connection with the execution, delivery and performance of this Agreement and the Warrant and the consummation of the transactions contemplated hereby and thereby.

     8.   Miscellaneous.
          -------------

          8.1  Survival.  The warranties, representations and covenants of the
               --------
the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closings and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

          8.2  Successors and Assigns.  Except as otherwise provided herein, the
               ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any of the Common Stock). Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          8.3  Governing Law.  This Agreement shall be governed by and construed
               -------------
under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          8.4  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          8.5  Notices.  All notices required or permitted hereunder shall be in
               -------
writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by written notice to the other party.

          8.6  Finder's Fee.  Each party represents that it neither is nor will
               ------------
be obligated for any finders' fee or commission in connection with this transaction. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees or representatives is responsible. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          8.7  Expenses. Irrespective of whether a Closing is effected, each
               --------
party to this Agreement shall bear and pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          8.8  Publicity. The terms of Section 5.8 of the Marketing Agreement,
               ---------
which are incorporated herein by reference, shall apply to any publicity or disclosure regarding this Agreement and the transactions contemplated hereby.

          8.9  Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

          8.10  Severability.  If one or more provisions of this Agreement are
                ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          8.11  Entire Agreement.  This Agreement and the documents referred to
                ----------------
herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

          8.12  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party.

          8.13.  Hart-Scott-Rodino.  The Company hereby agrees to take all
                 -----------------
reasonable actions and execute and deliver all documents and otherwise reasonably assist Investor in connection with any filings required pursuant to the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, and shall pay to Investor one-half (1/2) of any required filing fee in connection therewith.



                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties have executed this Common Stock and Warrant Purchase Agreement as of the date first above written.


                                          STAMPS.COM INC.



                                          By:   /s/ John M. Payne
                                             ----------------------------------
                                             Name:  John M. Payne
                                             Title: President & CEO

                                 Address: 3240 Ocean Park Blvd., Suite 1040
                                          Santa Monica, CA 90405
                                          Attention:  Chief Financial Officer
                                          Facsimile No.:  (310) 581-7500


                                          AMERICA ONLINE, INC.



                                          By:   /s/ Eric L. Keller
                                             ----------------------------------
                                             Name:  Eric L. Keller
                                             Title: Vice President

                                 Address: 22000 AOL Way
                                          Dulles, VA 20166
                                          Attention:  ____________
                                          Facsimile No.:  ___________

                          With Copies to: AMERICA ONLINE, INC.
                                          22000 AOL Way
                                          Dulles, VA 20166
                                          Attention:  General Counsel

                                          -and-

                                          ORRICK, HERRINGTON & SUTCLIFFE
                                          666 Fifth Avenue
                                          New York, NY 10103
                                          Attention:  Martin H. Levenglick, Esq.

                                   EXHIBIT A

                                    WARRANT

                                   EXHIBIT B

                    REGISTRATION RIGHTS AND MARKET STAND-OFF

     1.   Registration Rights.  The Company and the Investor covenant and agree
          -------------------
as follows:

          1.1  Definitions.  For purposes of this Section 1:
               -----------

               (a)  The terms "register," "registered," and "registration" refer
                               --------    ----------        ------------
to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such
 --------------
registration statement or document;

               (b)  The term "Registrable Securities" means (i) the shares of
                              ----------------------
Common Stock issuable or issued under the terms of this Agreement or upon exercise of the Warrant, and (ii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in
(i); provided, however, that the foregoing definition shall exclude in all cases
     --------  -------
any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or
(B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

               (c)  The term "Holder" means any person owning or having the
                              ------
right to acquire Registrable Securities or any assignee thereof.

          1.2  Obligations of the Company.  Whenever required under this Section
               --------------------------
1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities (which majority shall include all holders of Company Common Stock or securities convertible into Common Stock with registration rights) registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days, provided however, that such
                                                   -------- -------
120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to one hundred twenty (120) days.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a
--------
condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred twenty (120) days.

               (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

               (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

          1.3  Furnish Information.  It shall be a condition precedent to the
               -------------------
obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities that Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

          1.4  Expenses of Registration.
               ------------------------

          (a) All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 5(a) of this Agreement for Investor, including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for all selling stockholders in such registration selected by them shall be borne by the Company.

          (b) All expenses incurred solely and directly in connection with a registration requested pursuant to Section 5(b) of this Agreement (other than salaries, overhead and other such ordinary course expenses of the Company) including (without limitation) all reasonable registration, filing, qualification, printers' and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by them, and counsel for the Company (in an amount not to exceed $10,000), and any underwriters' discounts or commissions associated with Registrable Securities, shall be borne pro rata by the Holder or Holders participating in the Form S-3 Registration.

          1.5  Underwriting Requirements.  In connection with any offering
               -------------------------
involving an underwriting of shares of the Company's capital stock, the Company shall not be required to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders). For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling
                                                                -------
stockholder," and any pro-rata reduction with respect to such "selling
-----------
stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

          1.6  Indemnification.  In the event any Registrable Securities are
               ---------------
included in a registration statement under this Section 1:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities
Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims,
                              ------------
damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any
                                         ---------
untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this
        --------  -------
subsection 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.6(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained
                      --------  -------
in this subsection 1.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this subsection
          --------
1.6(b) exceed the net proceeds from the offering received by such Holder.

               (c)  Promptly after receipt by an indemnified party under this
Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party
                             --------  -------
(together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.

               (d) If the indemnification provided for in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder
                --------
under this Subsection 1.6(d) exceed the net proceeds from the offering received by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               (f)  The obligations of the Company and Holders under this
Section 1.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

          1.7  Reports Under Securities Exchange Act of 1934.  With a view to
               ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective; and

               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

          1.8  Termination of Registration Rights  The Investor shall not be
               ----------------------------------
entitled to exercise any right provided for in this Section 1 after such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of Investor's shares during a three (3)-month period without registration.

          1.9  Delay of Registration.  No Holder shall have any right to obtain
               ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1; provided, however, that this
Section 1.9 shall not prejudice any other rights or remedies that a Holder may have under this Agreement or under law in connection with the matters contained herein.

     2.   "Market Stand-Off" Agreement.  Each Holder hereby agrees that, during
          ----------------------------
the period of duration (up to, but not exceeding, 90 days) specified by the Company and the managing underwriter of Common Stock or other securities of the Company in an underwritten public offering in which the Holder has included Registrable Securities for sale, following the date of the final prospectus distributed in connection with a public offering, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly publicly sell, offer to sell, contract to publicly sell (including, without limitation, any short sale), grant any option to purchase or otherwise publicly transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:
                               --------  -------

               (a) such agreement shall be applicable only if a Holder has included Registrable Securities for sale under a registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering and shall apply only with respect to the Registrable Securities then owned by the Investor that were requested to be included in such offering by the Investor and which were excluded from such registration by virtue of any reduction or so-called "cut-back" of shares required by the managing underwriter of such offering in accordance with Section
1.5 hereof; and

               (b) all officers and directors of the Company, all two-percent securityholders, and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 2.

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